                                                                    Exhibit 10.8



This Document Prepared By
And After Recording Return To:

Rudnick & Wolfe
203 North LaSalle Street
Suite 1800
Chicago, Illinois 60601
Attn: Ross Green, Esq.



                          LOAN MODIFICATION AGREEMENT
                          ---------------------------


     THIS LOAN MODIFICATION AGREEMENT (this or the "Agreement") is made and entered into as of June 19, 1997, by and between NATIONAL BANK OF CANADA, New York, a duly licensed branch of National Bank of Canada, a Canadian bank ("Lender"), and MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership ("Borrower").


                               R E C I T A L S:
                               ---------------

     A. Lender has previously made a loan in the principal amount of Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000) (the "Loan") to Borrower pursuant to the terms of a certain Amended and Restated Loan Agreement dated as of September 24, 1996 by and between Borrower and Lender. The Loan is evidenced by a certain Amended and Restated Secured Promissory Note dated September 24, 1996 made by Borrower to Lender in the principal amount of Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000) (the "Note"), and the Loan is secured by (i) a certain Amended and Restated Leasehold Mortgage dated as of September 24, 1996 (the "Mortgage") constituting a lien in favor of Lender on Borrower's leasehold estate under a certain lease between Borrower, as tenant, and Simon-Rosemont Developers, as landlord (the "Landlord"), relating to certain real property legally described in Exhibit A attached hereto and by this reference made a part hereof, said lease being referred to in the Loan Agreement as the "Ground Lease" and more fully described in Exhibit E thereof, (ii) a certain Assignment of Leases and Rents, dated as of September 24, 1996 (the "Assignment of Rents") made by Borrower in favor of Lender, and (iii) certain other documents and instruments which, together with the Loan Agreement, the Note, the Mortgage and the Assignment of Rents, are referred to herein and in the Loan Agreement as the "Loan Documents." The Mortgage was recorded in the Office of the Recorder of Deeds of Cook County, Illinois on September 25, 1996 as Document No. 96733025 and the Assignment of Rents was recorded in the Office of the Recorder of Deeds of Cook County, Illinois on September 25, 1996 as Document No. 96733026.

     B. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

     C. Borrower and Lender desire to amend the Loan Documents in order to modify certain provisions therein relating to the timing of Excess Cash Flow Payments, as set forth hereinbelow.


                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual covenants set forth hereinbelow, the Borrower and Lender hereby agree as follows:

     1.   Amendments to Note.
          ------------------

          (a) With respect to Excess Cash Flow Payments that are attributable to Excess Cash Flow for Fiscal Year 1997 and subsequent Fiscal Years, subsections (a) and (b) of Section 2.3 of the Note are hereby deleted in their entirety and the following language is hereby substituted in lieu thereof:

                 "On June 24, 1998 and on June 24 of each year thereafter during the term of this Note, Borrower shall pay to Lender an amount equal to all Excess Cash Flow attributable to the preceding Fiscal Year. All Scheduled Principal Payments and other items referred to in clauses (a) through (i) of Section 1.26 of this Note which are accrued and paid in any given Fiscal Year shall be deducted from Net House Profit for the Fiscal Year in which they are accrued and paid, for the purpose of determining Excess Cash Flow and Excess Cash Flow Payments attributable to said Fiscal Year; any such items which are paid after the close of said Fiscal Year shall not be deducted in determining Excess Cash Flow and Excess Cash Flow Payments attributable to said Fiscal Year, unless said items are accrued during the Fiscal Year for which the Excess Cash Flow Payment is being determined. All such amounts that are accrued during a given Fiscal Year, but are not paid during said Fiscal Year, shall be identified in the financial information required to be furnished pursuant to Article 7 of the Loan Agreement. At no time will an Excess Cash Flow Payment that is made during any given Fiscal Year be deducted in determining Excess Cash Flow attributable to the Fiscal Year during which said Excess Cash Flow

                 Payment is made. By way of illustration only, an example of such a calculation is attached hereto as Schedule 1."

          (b) With respect to Excess Cash Flow Payments attributable to Fiscal Year 1996, Borrower and Lender hereby agree and stipulate that, in payments made to Lender on December 24, 1996 and April 11, 1997, respectively, Borrower paid in full to Lender the Restructuring Fee and Lender's Expenses, with the exception of certain Lender's Expenses in the amount of $11,357.50 (the "Additional Lender's Expenses"). Borrower and Lender acknowledge and agree that based upon the audited financial statements submitted to Lender with respect to Fiscal Year 1996, the Excess Cash Flow Payment that would be required to be paid by Borrower to Lender on June 24, 1997, but for the Additional Lender's Expenses, would be $315,949. Borrower hereby agrees to pay $315,949 to Lender on June 24, 1997, in addition to the Scheduled Principal Payment and the payment of Base Rate Interest due on said date, and Borrower and Lender hereby agree that said payment shall be applied as follows:

              (i) $11,357.50 shall be applied by Lender as satisfaction in full of the Additional Lender's Expenses; and

              (ii) The remainder, in the amount of $304,591.50, shall be applied by Lender as an Excess Cash Flow Payment in reduction of the principal balance of the Loan.

     2.   Loan Agreement.  Lender hereby acknowledges that Lender has received
          --------------
the materials required to be delivered by Borrower pursuant to clause (iii) of
Article 7 of the Loan Agreement. Lender hereby waives any default based upon Borrower's failure to deliver said information and materials within the time period specified in said clause (iii). Lender's waiver of said time period, however, shall be limited to the timing and delivery of the information and materials relating to Fiscal Year 1996 and shall not apply with respect to or affect the obligations of Borrower under Article 7 of the Loan Agreement to deliver to Lender information and materials related to Fiscal Years subsequent to Fiscal Year 1996 or to any other obligations of Borrower to Lender under
Article 7 of the Loan Agreement for each and every Fiscal Year hereunder, including Fiscal Year 1996.

     3.   Cross References in Loan Documents.  The Loan Agreement and each of
          ----------------------------------
the other Loan Documents (including without limitation the Mortgage and the Assignment of Rents) is hereby modified and amended so that (i) the term "Loan Documents" shall include this Agreement and (ii) all references in any Loan Document (including without limitation the Mortgage and the Assignment of Rents) to the Note or the Loan Agreement shall be deemed to be refer to the Note, or the Loan Agreement, as the case may be, as modified pursuant to this Agreement.

     4.   Waiver of Default.  Lender hereby waives any and all defaults (and any
          -----------------
corresponding right to collect default interest) in connection with the timing and amounts of any payments made by Borrower from the date of the Note through the date of this Agreement.

     5.   Lender's Modification Expenses.  Borrower shall, promptly on demand by
          ------------------------------
Lender, pay to Lender all expenses (including but not limited to attorneys' fees and expenses) incurred by Lender and its participants as a result of the modification of the Loan pursuant to this Agreement (said expenses being referred to herein as "Lender's Modification Expenses"). To the extent that Lender's Modification Expenses are less than or equal to $6,500, Borrower's payment of Lender's Modification Expenses shall be classified in the category of expenses set forth in Section 1.26(e) of the Note with respect to Fiscal Year 1997 and shall be charged against the limit on such expenses as set forth in
Section 1.26(e) of the Note; to the extent that Lender's Modification Expenses exceed $6,500, the amount of such excess shall be treated, for the purposes of determining Excess Cash Flow, as though said amount were a Lender's Expense.

     6.   Conditions Precedent to Modification.  Notwithstanding anything to the
          ------------------------------------
contrary contained herein, the modification of the Loan Documents pursuant to this Agreement shall be subject to the satisfaction of the following conditions precedent:

          (a) Borrower shall have executed and delivered to Lender this Agreement, as joined in by the General Partner and Host Marriott for the sole purposes set forth in the respective Joinders attached hereto;

          (b) This Agreement shall have been recorded in the Office of the Recorder of Deeds of Cook County, Illinois; and

          (c) Lender shall have received, at Borrower's sole cost and expense, an endorsement dated the date of recordation of this Agreement, in form and substance acceptable to Lender, to the First American Title Insurance Company Policy of Title Insurance No. LP 3212867 dated September 25, 1996, subject to no additional title exceptions from such policy and confirming that the validity and first priority of the lien of the Mortgage and the Assignment of Rents has been unaffected by the execution and delivery of this Agreement.

     7.   Further Assurances.  Borrower hereby agrees to execute and deliver to
          ------------------
Lender, as and when requested by Lender, such UCC-3 Financing Statements, and such letters to depositary institutions, as may be required by Lender following the execution and delivery of this Agreement, in order to continue unmodified the priority and perfection of the liens, pledges and other security interests in favor of Lender under the Loan Documents.

     8.   Representations and Warranties of Borrower.  Borrower hereby
          ------------------------------------------
represents and warrants to Lender as follows:

          (a) There have been no modifications or amendments to Borrower's Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") other than as certified by the General Partner on September 24, 1996;

          (b) Borrower is in good standing under the laws of Rhode Island and is duly qualified as a foreign limited partnership to transact business in Illinois;

          (c) The General Partner is in good standing in the State of Delaware and has approved the execution and delivery of this Agreement by the Borrower;

          (d) This Agreement has been duly authorized, executed and delivered in accordance with the requirements of law and in accordance with the requirements of Borrower's Certificate of Limited Partnership and the Partnership Agreement and any amendments thereto; and

          (e) The Ground Lease is in full force and effect, Borrower is not in default thereunder and there have been no modifications or amendments to the Ground Lease except as noted in the Certificate of the General Partner relating to the Ground Lease dated as of September 24, 1996.

     9.   Miscellaneous.
          -------------

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois except to the extent preempted by United States federal law.

          (b) Borrower and Lender each acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Agreement, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower and Lender; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Agreement. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.

          (c) This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original. All such counterparts shall constitute one and the same instrument and shall be enforceable against all parties hereto, notwithstanding that they are not all signatories to the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              MUTUAL BENEFIT CHICAGO MARRIOTT
                              SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership

                              By:   MOHS CORPORATION, a Delaware
                                    corporation, its sole General Partner


                                    By: /s/ Earla L. Stowe
                                       -------------------------------------
                                    Name: Earla L. Stowe
                                         -----------------------------------
                                    Title: Vice President
                                          ----------------------------------

                              NATIONAL BANK OF CANADA


                              By: /s/ E. Lynn Forgosh   /s/ J. Michael Smith
                                 -------------------------------------------
                              Name:   E. Lynn Forgosh       J. Michael Smith
                                   -----------------------------------------
                              Title:  Vice President        Vice President
                                    ----------------------------------------

                                    JOINDER
                                    -------

     The undersigned, MOHS Corporation, hereby joins in the attached Loan Modification Agreement dated June 19, 1997, for the sole purposes of (i) consenting to the execution thereof by the Borrower, (ii) reaffirming the terms and provisions of the Foreclosure Guaranty, and (iii) agreeing that, notwithstanding the execution, delivery and recordation of the Loan Modification Agreement, the Foreclosure Guaranty shall remain in full force and effect in accordance with its terms.

                                    MOHS CORPORATION, a Delaware
                                    corporation


                                    By: /s/ Earla L. Stowe
                                       -------------------------------------
                                    Name: Earla L. Stowe
                                         -----------------------------------
                                    Title: Vice President
                                          ----------------------------------

                                    JOINDER
                                    -------

     The undersigned, Host Marriott Corporation, a Delaware corporation, hereby joins in the attached Loan Modification Agreement dated June 19, 1997 for the sole purposes of (i) reaffirming the terms and provisions of the Environmental Indemnification Agreement dated June 12, 1989 made by Host Mariott Corporation, formerly known as Marriott Corporation, in favor of Lender, and (ii) agreeing that, notwithstanding the execution, delivery and recordation of the Loan Modification Agreement, said Environmental Indemnification Agreement shall remain in full force and effect in accordance with its terms.


                                    HOST MARRIOTT CORPORATION, a
                                    Delaware corporation


                                    By: /s/ Bruce D. Wardinski
                                       -------------------------------------
                                    Name: Bruce D. Wardinski
                                         -----------------------------------
                                    Title: Senior VP and Treasurer
                                          ----------------------------------

STATE OF MARYLAND
                          SS
COUNTY OF MONTGOMERY


     I, Susan Levenson, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Earla L. Stowe,
Vice President of MOHS CORPORATION, a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation in its capacity as General Partner of Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P., for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal, this 20th day of June, 1997.


                                         /s/ Susan Levenson
                                         ------------------------------------
                                                     Notary Public


                                         My Commission expires:______________

                                                    SUSAN LEVENSON
                                           NOTARY PUBLIC STATE OF MARYLAND
                                        My Commission Expires October 18, 1998

STATE OF NEW YORK
                          SS
COUNTY OF NEW YORK


     I, Una Teresa Finn, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY that E. Lynn Forgosh and J. Michael Smith, Vice Presidents of NATIONAL BANK OF CANADA, New York, a duly licensed branch of National Bank of Canada, a Canadian bank, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice Presidents appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act and as the free and voluntary act of said bank, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal, this 19 day of June, 1997.


                                         /s/ Una Teresa Finn
                                         ------------------------------------
                                                    Notary Public

                                                   UNA TERESA FINN
                                          Notary Public, State of New York
                                                   No. 01-F15056871
                                             Qualified in Queens County
                                          Commission Expires March 11, 1998


                                         My Commission expires:
                                                               --------------

STATE OF MARYLAND
                          SS
COUNTY OF MONTGOMERY


     I, Susan Levenson, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Bruce D. Wardinski,
Senior Vice President of HOST MARRIOTT CORPORATION, a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Sr. Vice President appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal, this 23 day of June, 1997.

                                         /s/ Susan Levenson
                                         ------------------------------------
                                                     Notary Public


                                         My Commission expires: _____________

                                                   SUSAN LEVENSON
                                          NOTARY PUBLIC STATE OF MARYLAND
                                       MY COMMISSION EXPIRES OCTOBER 18, 1998